UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 31, 2022

HEARTCORE ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41272	87-0913420
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1-2-33, Higashigotanda, Shinagawa-ku, Tokyo, Japan

(Address of principal executive offices)

+81-3-6409-6966

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HTCR	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into Material Definitive Agreement.

On March 31, 2022 (the “Effective Date”), HeartCore Enterprises, Inc. (the “Company”) entered into a Consulting and Services Agreement (the “Consulting Agreement”) by and between the Company and Moveaction Co., Ltd. (“Moveaction”). Pursuant to the terms of the Consulting Agreement, the Company agreed to provide Moveaction certain services, including the following (collectively, the “Services”):

(i)	Assistance with the selection and negotiation of terms for a law firm, underwriter and auditing firm for Moveaction;

(ii)	Provision of process mining and task mining licenses for internal audit and internal control;

(iii)	Assisting in the preparation of documentation for internal controls required for an initial public offering by Moveaction on the NASDAQ Stock Market, the New York Stock Exchange or the NYSE American;

(iv)	Providing support services to remove problematic accounting accounts upon listing support;

(v)	Translation of requested documents into English;

(vi)	Attend and, if requested by Moveaction, lead, meetings of Moveaction’s management and employees;

(vii)	Provide Moveaction with support services related to Moveaction’s NASDAQ listing;

(viii)	Conversion of accounting data from Japanese standards to U.S. GAAP;

(ix)	Assist in the preparation of S-1 or F-1 filings;

(x)	Creation of English web page; and

(xi)	Preparing an investor presentation/deck and executive summary of Moveaction’s operations.

In providing the Services, the Company will not perform accounting services, and will not act as an investment advisor or broker/dealer. Pursuant to the terms of the Consulting Agreement, the parties agreed that the Company will not provide the following services, among others: negotiation of the sale of Moveaction’s securities; participation in discussions between Moveaction and potential investors; assisting in structuring any transactions involving the sale of Moveaction’s securities; pre-screening of potential investors; due diligence activities; and providing advice relating to valuation of or financial advisability of any investments in Moveaction.

Pursuant to the terms of the Consulting Agreement, Moveaction agreed to compensate the Company as follows in return for the provision of Services during the Initial Term:

(a)	$460,000, to be paid as follows: (i) $180,000 on the Effective Date; (ii) $140,000 on the three-month anniversary of the Effective Date; and (iii) $140,000 on the six-month anniversary of the Effective Date; and

(b)	Issuance by Moveaction to the Company of a warrant (the “Warrant”) to acquire shares of Moveaction capital stock.

During any Renewal Term (as defined below), Moveaction will compensate the Company for Services at the rate of $150 per hour.

The Consulting Agreement has an initial term of nine months, which will automatically renew for additional nine month periods (each, a “Renewal Term”) unless either party provides at least 30 days’ prior notice.

As provided in the Consulting Agreement, on the Effective Date, Moveaction issued to the Company the Warrant. Pursuant to the terms of the Warrant, the Company may, at any time on or after the date that Moveaction completes its first initial public offering of stock in the United States resulting in any class of Moveaction’s stock being listed for trading on any tier of the Nasdaq Stock Market, the New York Stock Exchange or the NYSE American (the “IPO Date”) and on or prior to the close of business on the tenth anniversary of the IPO Date, exercise the Warrant to purchase eight shares of Moveaction common stock for an exercise price per share of $0.01, subject to adjustment as provided in the Warrant. The Warrant contains a 9.99% equity blocker.

The foregoing description of the Consulting Agreement and the Warrant is qualified in its entirety by reference to the Consulting Agreement and the Warrant, copies of which are filed as Exhibits 10.1 and 10.2 hereto, respectively, and which are incorporated herein by reference.

Item 7.01. Regulation FD.

On April 6, 2022, the Company issued a press release announcing the launch of Go IPO, the Company’s latest consulting service offering. Go IPO is an initial public offering consulting service for Japanese companies interested in listing on the Nasdaq Stock Market (“Nasdaq”).

The Company cannot guarantee that a company will successfully close an initial public offering, that it will meet Nasdaq listing standards, and/or that a Nasdaq listing application, if submitted, will be approved. The Company will not perform accounting services, and will not act as an investment advisor or broker/dealer. The Company will not provide the following services, among others: negotiation of the sale of a company’s securities; participation in discussions between a company and potential investors; assisting in structuring any transactions involving the sale of a company’s securities; pre-screening of potential investors; due diligence activities; and/or providing advice relating to valuation of or financial advisability of any investments in a company.

The information included in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth under this Item 7.01 shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Consulting and Services Agreement, dated as of March 31, 2022, by and between the registrant and Moveaction Co., Ltd.
10.2	Common Stock Purchase Warrant issued by Moveaction Co., Ltd. to the registrant.
99.1	Press release of the registrant dated April 6, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEARTCORE ENTERPRISES, INC.

Dated: April 6, 2022	By:	/s/ Sumitaka Yamamoto
	Name:	Sumitaka Yamamoto
	Title:	Chief Executive Officer